Exhibit 10.2

FORM OF COMPANY SHAREHOLDER TRANSACTION SUPPORT AGREEMENT

This COMPANY SHAREHOLDER TRANSACTION SUPPORT AGREEMENT (this “Agreement”) is entered into as of [●], 2022, by and among Pathfinder Acquisition Corporation, a Cayman Islands exempted company incorporated with limited liability (“Pathfinder”), Movella Inc., a Delaware corporation (the “Company”), Pathfinder Acquisition LLC (“Pathfinder Sponsor”) and [●] (the “Shareholder”). Each of Pathfinder, the Company, Pathfinder Sponsor and the Shareholder are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Business Combination Agreement (defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, Pathfinder, the Company and Motion Merger Sub, Inc. (“Motion Merger Sub”), a Delaware corporation and wholly owned Subsidiary of Pathfinder, are entering into that certain Business Combination Agreement (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), pursuant to which, among other things, (a) on the Closing Date, prior to the Effective Time, Pathfinder will change its jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware and (b) on the Closing Date, following the consummation of the Domestication, Motion Merger Sub will merge with and into the Company (the “Merger”), with the Company as the surviving company in the Merger (the Merger and the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents, collectively, the “Transactions”);

WHEREAS, the Shareholder is the record and beneficial owner of the number and class or series (as applicable) of Equity Securities of the Company set forth on Schedule A hereto (together with any other Equity Securities of the Company that the Shareholder acquires record or beneficial ownership of after the date hereof, the “Subject Securities”);

WHEREAS, in consideration for the benefits to be directly or indirectly received by the Shareholder in connection with the Transactions and as a material inducement to (a) Pathfinder agreeing to enter into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party and to consummate the Transactions, (b) Pathfinder Sponsor consenting to Pathfinder so entering into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party and to consummate the Transactions and (c) Pathfinder Sponsor agreeing to enter into the Ancillary Documents to which it is or will be a party and to consummate the Transactions, the Shareholder agrees to enter into this Agreement and to be bound by the representations, warranties, agreements, covenants and obligations contained in this Agreement; and

WHEREAS, the Shareholder acknowledges and agrees that (a) Pathfinder would not have entered into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party or agreed to consummate the Transactions, (b) Pathfinder Sponsor would not have consented to Pathfinder entering into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party and consummating the Transactions and (c) Pathfinder Sponsor would not have agreed to enter into the Ancillary Documents to which it is or will be a party and to consummate the Transactions in each case, without the Shareholder entering into this Agreement and agreeing to be bound by the representations, warranties, agreements, covenants and obligations contained in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

AGREEMENT

1. Consent to Transactions and Related Matters.

(a) The Shareholder irrevocably and unconditionally agrees to promptly (and in any event, at or prior to the times required under the Business Combination Agreement) execute and deliver (or cause to be executed and delivered, as applicable) the Company Shareholder Written Consent, in a form to be mutually agreed between Pathfinder and the Company (such agreement not to be unreasonably withheld, conditioned or delayed), pursuant to which the Shareholder shall approve the Business Combination Agreement, the Ancillary Documents to which the Company is a party and the Transactions (including, for the avoidance of doubt, the Merger). Without limiting the generality of the foregoing, prior to the Closing, (i) to the extent that it is necessary or advisable, in each case, as reasonably determined by Pathfinder and the Company, for any matters, actions or proposals to be approved by the Shareholder in furtherance of the Transactions as contemplated in the Business Combination Agreement and/or the Ancillary Documents, the Shareholder shall vote (and cause to be voted) the Subject Securities in favor of and/or consent to, as applicable, approve any such matters, actions or proposals promptly following written request thereof from Pathfinder or the Company, as applicable, and (ii) the Shareholder shall vote (and cause to be voted) the Subject Securities against and withhold consent or approval with respect to (A) any Company Acquisition Proposal or (B) any other matter, action or proposal that, to the Shareholder’s knowledge, would reasonably be expected to result in (1) a breach of any of the Company’s covenants, agreements or obligations under the Business Combination Agreement or (2) any of the conditions to the Closing set forth in Article 5 of the Business Combination Agreement not being satisfied.

(b) Without limiting any other rights or remedies of Pathfinder, the Shareholder hereby irrevocably appoints Pathfinder or any individual designated by Pathfinder as the Shareholder’s agent, attorney-in-fact and proxy (with full power of substitution and resubstituting), for and in the name, place and stead of the Shareholder, to attend on behalf of the Shareholder any meeting of the Company Shareholders with respect to the matters described in Section 1(a), to include the Subject Securities in any computation for purposes of establishing a quorum at any such meeting of the Company Shareholders, to vote (or cause to be voted, as applicable) the Subject Securities or consent or approve (or withhold consent or approval, as applicable) with respect to any of the matters described in Section 1(a) in connection with any meeting of the Company Shareholders, any action by written consent or any other approval by the Company Shareholders, in each case, in the event that (i) the Shareholder fails to perform or otherwise comply with the covenants, agreements or obligations set forth in Section 1(a), (ii) any Proceeding is pending or threatened by or on behalf of the Shareholder or the Company that challenges or could impair the enforceability or validity of the covenants, agreements or obligations set forth in this Agreement or (iii) Pathfinder notifies the Shareholder of its intent to exercise the proxy set forth in this Section 1(b).

(c) The proxy granted by the Shareholder pursuant to Section 1(b) is coupled with an interest sufficient in law to support an irrevocable proxy and is granted in consideration for Pathfinder entering into the Business Combination Agreement and agreeing to consummate the transactions contemplated thereby. The proxy granted by the Shareholder pursuant to Section 1(b) is also a durable proxy and shall survive the bankruptcy, dissolution, death, incapacity or other inability to act by the Shareholder and shall revoke any and all prior proxies granted by the Shareholder with respect to the Subject Securities. The vote, consent or approval by the proxyholder with respect to the matters described in Section 1(a) shall control in the event of any conflict between such vote, consent or approval (or withholding of consent or approval, as applicable) by the proxyholder of the Subject Securities and a vote, consent or approval (or withholding of consent or approval, as applicable) by the Shareholder of the Subject Securities (or any other Person with the power to vote or provide consent or approval (or withhold consent or approval, as applicable) with respect to the Subject Securities) with respect to the matters described in Section 1(a). The proxyholder may not exercise the proxy granted pursuant to Section 1(b) on any matter except for those matters described in Section 1(a).

2. Other Covenants and Agreements.

(a) The Shareholder and the Company each hereby agrees that, notwithstanding anything to the contrary in any such agreement, (i) each of the agreements set forth on Schedule B hereto, shall be automatically terminated and of no further force and effect (including any provisions of any such agreement that, by its terms, survive such termination) effective as of, and subject to and conditioned upon the Closing and (ii) upon such termination neither the Company nor any of its Affiliates (including the other Group Companies and, from and after the Effective Time, Pathfinder) shall have any further obligations or Liabilities with respect to each such agreements.

(b) The Shareholder hereby agrees to be bound by and subject to (i) Sections 4.3(a) (Confidentiality) and 4.4(a) (Public Announcements), the first sentence of Section 4.6(a) (Exclusive Dealing) and Section 7.18 (Trust Account Waiver) of the Business Combination Agreement to the same extent as such provisions apply to the Company, as if such Shareholder is directly party thereto.

(c) The Shareholder acknowledges and agrees that Pathfinder is entering into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party, and Pathfinder Sponsor is consenting to Pathfinder entering into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party, in reliance upon the Shareholder entering into this Agreement and the Ancillary Documents to which it is or will be a party, and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the representations, warranties, agreements, covenants and obligations contained in this Agreement and the Ancillary Documents to which it is or will be a party and that, but for the Shareholder entering into this Agreement and the Ancillary Documents to which it is or will be a party, and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the representations, warranties, agreements, covenants and obligations contained in this Agreement and the Ancillary Documents to which it is or will be a party (i) Pathfinder would not have agreed to enter into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party and to consummate the Transactions, (ii) Pathfinder Sponsor would not have consented to Pathfinder so entering into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party or consummating the Transactions and (iii) Pathfinder Sponsor would not have entered into or agreed to enter into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party and to consummate the Transactions.

(d) The Shareholder, on her, his or its own behalf and on behalf of her, his or its Representatives, acknowledges, represents, warrants and agrees that (i) she, he or it and her, his or its Representatives have conducted their own independent review and analysis of, and, based thereon, have formed an independent judgment concerning, the business, assets, condition, operations and prospects of, Pathfinder and the Transactions and (ii) she, he or it and her, his or its Representatives have been furnished with or given access to such documents and information about Pathfinder and Pathfinder’s businesses and operations as she, he or it and her, his or its Representatives have deemed necessary to enable her, him or it to make informed decisions with respect to the execution, delivery and performance of this Agreement or the other Ancillary Documents to which she, he or it is or will be a party and the transactions contemplated hereby and thereby.

(e) In entering into this Agreement and the other Ancillary Documents to which she, he or it is or will be a party, the Shareholder has relied solely on her, his or its own investigation and analysis and the representations and warranties expressly set forth in the Ancillary Documents to which she, he or it is or will be a party and no other representations or warranties of Pathfinder (including, for the avoidance of doubt, none of the representations or warranties of Pathfinder set forth in the Business Combination Agreement or any other Ancillary Document) or any other Person, either express or implied, and the Shareholder, on her, his or its own behalf and on behalf of such Shareholder’s Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in this Agreement or in the other Ancillary Documents to which the Shareholder is or will be a party, none of Pathfinder or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Business Combination Agreement or the other Ancillary Documents or the transactions contemplated hereby or thereby.

3. Shareholder Representations and Warranties  The Shareholder represents and warrants to Pathfinder and Pathfinder Sponsor as follows:

(a) If the Shareholder is not an individual, the Shareholder is a corporation, limited liability company, limited partnership or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable).

(b) If the Shareholder is not an individual, the Shareholder has the requisite corporate, limited liability company, limited partnership or other similar power and authority and, if the Shareholder is an individual, the Shareholder has the legal capacity to execute and deliver this Agreement, to perform her, his or its covenants, agreements and obligations hereunder (including, for the avoidance of doubt, those covenants, agreements and obligations hereunder that relate to the provisions of the Business Combination Agreement), and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement has been duly authorized by all necessary corporate (or other) action on the part of the Shareholder. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid, legal and binding agreement of the Shareholder (assuming that this Agreement is duly authorized, executed and delivered by Pathfinder), enforceable against the Shareholder in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(c) None of the execution or delivery of this Agreement by the Shareholder, the performance by the Shareholder of any of her, his or its covenants, agreements or obligations under this Agreement (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Business Combination Agreement) or the consummation of the transactions contemplated hereby or the Transactions will, directly or indirectly (with or without due notice or lapse of time or both) (i) if the Shareholder is not an individual, result in any breach of any provision of the Shareholder’s Governing Documents, if any, or any shareholders, equityholders or other Contract relating to or affecting the ownership, voting, transfer or purchase of the Subject Securities (collectively, the “Company Equityholder Agreements”), (ii) violate, or constitute a breach under, any Order or applicable Law to which the Shareholder or any of her, his or its properties or assets are bound or (iii) result in the creation of any Lien upon the Subject Securities, except, in the case of clause (ii) above, as would not adversely affect the ability of the Shareholder to perform, or otherwise comply with, any of its covenants, agreements or obligations hereunder in any material respect.

(d) The Shareholder is the record and beneficial owner of the Subject Securities and has valid, good and marketable title to the Subject Securities, free and clear of all Liens (other than transfer restrictions under applicable Securities Laws or as set forth in the Governing Documents of the Company, any Company Shareholders Agreement or the Shareholder Rights Agreement). Except for the Subject Securities set forth on Schedule A, together with any other Equity Securities of the Company that the Shareholder acquires record or beneficial ownership after the date hereof that is either permitted pursuant to or acquired in accordance with Section 4.1(b) of the Business Combination Agreement, the Shareholder does not own, beneficially or of record, any Equity Securities of any Group Company or have the right to acquire any Equity Securities of any Group Company. The Shareholder has the sole right to vote (and provide consent in respect of, as applicable) the Subject Securities and, except for this Agreement, the Business Combination Agreement, any Company Shareholders Agreements and the Shareholder Rights Agreement, as applicable, the Shareholder is not party to or bound by (i) any option, warrant, purchase right, or other Contract that could (either alone or in connection with one or more events, developments or events (including the satisfaction or waiver of any conditions precedent)) require the Shareholder to Transfer any of the Subject Securities or (ii) any voting trust, proxy or other Contract with respect to the voting or Transfer of any of the Subject Securities.

(e) As of the date of this Agreement, there is no Proceeding pending or, to the Shareholder’s knowledge, threatened against or involving the Shareholder or any of her, his or its Affiliates that, if adversely decided or resolved, would reasonably be expected to adversely affect the ability of the Shareholder to perform, or otherwise comply with, any of her his or its covenants, agreements or obligations under this Agreement in any material respect and the Company to perform, or otherwise comply with, any of its covenants, agreements or obligations under the Business Combination Agreement in any material respect.

4. Transfer of Subject Securities.

(a) Except as expressly contemplated by the Business Combination Agreement, any Ancillary Document or with the prior written consent of each of Pathfinder and Pathfinder Sponsor from and after the date of this Agreement until the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms the Shareholder agrees (a) not to (i) Transfer (A) any of the Subject Securities or (B) rights of such Shareholder under any Company Shareholders Agreement, the Shareholders Rights Agreement or the Company Equityholder Agreements or (ii) consent to or approve any Transfer of any Equity Securities of Company by any other holder thereof, (iii) enter into (A) any option, warrant, purchase right, or other Contract that would (either alone or in connection with one or more events, developments or events (including the satisfaction or waiver of any conditions precedent)) require the Shareholder to Transfer the Subject Securities or (B) any voting trust, proxy or other Contract with respect to the voting or Transfer of the Subject Securities, (iv) consent to or approve the issuance or grant of any Equity Securities of the Company, (v) enter into any voting trust, proxy or other Contract with respect to the voting or Transfer of the Equity Securities of the Company, (vi) amend, supplement, restate or otherwise modify, or waive any provision under, any of the Governing Documents of the Company, any Company Shareholders Agreement or Company Equityholder Agreements (vii) authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction involving the Company or (b) not to take, or cause to be taken, any actions that are in contravention of clause (a). Notwithstanding the foregoing or anything to the contrary herein, the foregoing restrictions shall not apply to any Transfer (i) to a Permitted Transferee, or (ii) if the Shareholder is an individual or a trust, (A) by virtue of laws of descent and distribution upon death of the individual, or (B) pursuant to a qualified domestic relations order; provided, however, that (x) the Shareholder shall, and shall cause any such transferee of his, her or its Subject Securities, to enter into a written agreement, in form and substance reasonably satisfactory to Pathfinder and the Company, agreeing to be bound by this Agreement (including, for the avoidance of doubt, all of the covenants, agreements and obligations of the Shareholder hereunder and which agreement will include, for the avoidance of doubt, the making of all of the representations and warranties of the Shareholder set forth in Section 3 with respect to such transferee and his, her or its Subject Securities received upon such Transfer, as applicable) prior and as a condition to the occurrence of such Transfer, and (y) no such Transfer will relieve the Shareholder of any of its covenants, agreements or obligations hereunder with respect to the Subject Securities so transferred, unless and to the extent actually performed, or will otherwise affect any of the provisions of this Agreement (including any of the representations and warranties of the Shareholder hereunder). For purposes of this Agreement, “Transfer” means any, direct or indirect, sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest in or disposition or encumbrance of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of law or otherwise). For purposes of this Section 4, “Permitted Transferee” means, with respect to any Person, (A) to any of its Affiliates, (B) such Person’s immediate family or family member of any of such Person’s officers or directors, (C) any trust for the direct or indirect benefit of such Person or the immediate family of such Person or (D) if such Person is a trust, to the trustee or beneficiary(ies) of such trust or to the estate of a beneficiary of such trust.

5. Termination.

(a) This Agreement shall automatically terminate without any notice or other action by any Party, upon the earlier of (i) the Effective Time and (ii) the termination of the Business Combination Agreement in accordance with its terms. Upon termination of this Agreement as provided in the immediately preceding sentence, none of the Parties shall have any further obligations or Liabilities under, or with respect to, this Agreement.

(b) Notwithstanding the foregoing or anything to the contrary in this Agreement, (i) the termination of this Agreement pursuant to Section 5(a)(ii) shall not affect any Liability on the part of any Party for Fraud or for a Willful Breach of any covenant or agreement set forth in this Agreement prior to such termination, (ii) Section 2(b)(i) (solely to the extent that it relates to Section 4.3(a) (Confidentiality) of the Business Combination Agreement), this Section 5 and the representations and warranties set forth in Sections 2(d) and (e) shall each survive any termination of this Agreement or the occurrence of the Effective Time, as applicable, and shall remain valid and binding obligations of the Parties, (iii) Section 2(b)(i) (solely to the extent that it relates to Section 4.4(a) (Public Announcements) of the Business Combination Agreement), Section 2(a) and Section 2(c) shall survive the termination of this Agreement pursuant to Section 5(a), (iv), Section 2(b) (ii) (solely to the extent that it relates to Section 7.18 (Trust Account Waiver) of the Business Combination Agreement) shall survive the termination of this Agreement pursuant to Section 5(a)(ii) and (v) Sections 6 through 12 (in each case, to the extent related to any of the provisions that survive the termination of this Agreement) shall survive any termination of this Agreement or the occurrence of the Effective Time, as applicable, and shall remain valid and binding obligations of the Parties.

(c) As used in this Agreement (i) “Fraud” means an act or omission committed by a Party, and requires: (A) a false or incorrect representation or warranty expressly set forth in this Agreement, (B) with actual knowledge (as opposed to constructive, imputed or implied knowledge) by the Party making such representation or warranty that such representation or warranty expressly set forth in this Agreement is false or incorrect, (C) an intention to deceive another Party, to induce him, her or it to enter into this Agreement, (D) another Party, in justifiable or reasonable reliance upon such false or incorrect representation or warranty expressly set forth in this Agreement, causing such Party to enter into this Agreement, and (E) another Party to suffer damage by reason of such reliance. For the avoidance of doubt, “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud or any torts (including a claim for fraud or alleged fraud) based on negligence or recklessness and (ii) “Willful Breach” means a material breach of this Agreement that is a consequence of an act undertaken or a failure to act by the breaching Party with the knowledge that the taking of such act or such failure to act would, or would reasonably be expected to, constitute or result in a breach of this Agreement.

6. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (a) the Shareholder does not make any agreement or understanding herein in any capacity other than in such Shareholder’s capacity as a record holder and beneficial owner of its Subject Securities, and not in such Shareholder’s capacity as a director, officer or employee of any Group Company or in such Shareholder’s capacity as a trustee or fiduciary of any Company Equity Plan, and (b) nothing herein will be construed to limit or affect any action or inaction by such Shareholder or any representative of such Shareholder serving as a member of the board of directors of any Group Company or as an officer, employee or fiduciary of any Group Company, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of such Group Company.

7. No Recourse. Except for claims pursuant to the Business Combination Agreement or any other Ancillary Document by any party(ies) thereto against any other party(ies) thereto, each Party agrees that (a) this Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and no claims of any nature whatsoever (whether in tort, contract or otherwise) arising under or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby shall be asserted against the Company or any Company Non-Party Affiliate (other than the Company pursuant to the Business Combination Agreement or any Ancillary Document to which it is or will be a party and the Shareholder named as a party hereto, on the terms and subject to the conditions set forth herein and therein), and (b) none of the Company or any Company Non-Party Affiliates (other than any Shareholder named as a party hereto, on the terms and subject to the conditions set forth herein) shall have any Liability arising out of or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, except as expressly provided herein.

8. Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the email was sent to the intended recipient thereof without an “error” or similar message that such email was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:

If to Pathfinder prior to the Effective Time or to Pathfinder Sponsor, to:

c/o Pathfinder Acquisition LLC
1950 University Avenue, Suite 350
Palo Alto, CA 94303
Attention:	David Chung
Email:	dchung@hggc.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY, 10022
Attention:	Travis Lee Nelson, P.C.; Ryan Brissette; and Patrick Salvo
Email:	travis.nelson@kirkland.com; ryan.brissette@kirkland.com; and patrick.salvo@kirkland.com

If to the Shareholder, to the address listed on the Shareholder’s signature page hereto.

with a copy (which shall not constitute notice) to:

Movella Inc.
2570 N First Street #300
San Jose, CA 95131
Attention:	Dennis Calderon
Email:	dennis.calderon@movella.com

If to Pathfinder following the Effective Time or to the Company, to:

Movella Inc.
2570 N First Street #300
San Jose, CA 95131
Attention:	Dennis Calderon
Email:	dennis.calderon@movella.com

with a copy (which shall not constitute notice) to:

Pillsbury Winthrop Shaw Pittman LLP
2550 Hanover Street
Palo Alto, CA 94304
Attention:	Allison M. Leopold Tilley; Drew Simon-Rooke
Email:	allison@pillsburylaw.com; drew.simonrooke@pillsburylaw.com

or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

9. Entire Agreement. This Agreement, the Business Combination Agreement and documents referred to herein and therein constitutes the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersede all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter of this Agreement.

10. Amendments and Waivers; Assignment. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Shareholder, Pathfinder Sponsor and Pathfinder. Notwithstanding the foregoing, no failure or delay by any Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable by the Shareholder or the Company without the prior written consent of Pathfinder Sponsor, and prior to the Effective Time, Pathfinder, (to be withheld or given in such party’s sole discretion). Any attempted assignment of this Agreement not in accordance with the terms of this Section 10 shall be void.

11. Fees and Expenses. Except, in the case of Pathfinder, as otherwise set forth in the Business Combination Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses; provided, that, any such fees and expenses incurred by Pathfinder Sponsor or its Affiliates on or prior to the Effective Time shall, in the sole discretion of Pathfinder Sponsor, be deemed to be fees and expenses of Pathfinder; provided further that, for the avoidance of doubt, (a) if the Business Combination Agreement is terminated in accordance with its terms, Pathfinder shall pay, or cause to be paid, all Unpaid Pathfinder Expenses and (b) if the Closing occurs, then Pathfinder shall pay, or cause to be paid, all Unpaid Expenses.

12. No Third Party Beneficiaries. This Agreement shall be for the sole benefit of the Parties and their respective successors and permitted assigns and is not intended, nor shall be construed, to give any Person, other than the Parties and their respective successors and assigns, any legal or equitable right, benefit or remedy of any nature whatsoever by reason this Agreement. Nothing in this Agreement, expressed or implied, is intended to or shall constitute the Parties, partners or participants in a joint venture.

13. [Spouses and Community Property Matters. The Shareholder’s spouse (if applicable) hereby represents, warrants and covenants to Pathfinder, Pathfinder Sponsor and the Company that such spouse shall not assert or enforce, and does hereby waive, any rights granted under any community property statute with respect to the Subject Securities held by the Shareholder that would reasonably be expected to adversely affect the ability of him or her to perform, or otherwise comply with, any of his or her covenants, agreements or obligations under this Agreement in any material respect.]

14. Miscellaneous. Sections 7.1 (Non-Survival), 7.5 (Governing Law), 7.7 (Construction; Interpretation), 7.10 (Severability), 7.11 (Counterparts; Electronic Signatures), 7.15 (Waiver of Jury Trial), 7.16 (Submission to Jurisdiction) and 7.17 (Remedies) of the Business Combination Agreement are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Transaction Support Agreement as of the date first above written.

PATHFINDER ACQUISITION CORPORATION

By:
Name:
Title:

PATHFINDER ACQUISITION LLC

By:
Name:
Title:

[Signature Page to Transaction Support Agreement]

MOVELLA INC.

By:
Name:
Title:

[Signature Page to Transaction Support Agreement]

[SHAREHOLDER]

By:
Name:
[Title:]

Address:

Email:
Attention:

[Signature Page to Transaction Support Agreement]

SCHEDULE A

Class/Series of Securities	Number of Securities
Common Stock	[●]
Series A Preferred Stock
Series B Preferred Stock
Series C Preferred Stock
Series D Preferred Stock
Series D-1 Preferred Stock
Series E Preferred Stock
[Warrants]
[Options]

[Schedule A to Transaction Support Agreement]

SCHEDULE B

Series E Preferred Stock Purchase Agreement made and entered into as of September 8, 2020, by and among the Company and the investors listed on Exhibit A attached thereto.

Amended and Restated Voting Agreement made and entered into as of September 8, 2020, by and among the Company, the holders of Company Preferred Shares listed on the schedules A-F attached thereto, and certain Company Shareholders and holders of Company Options listed on the schedule G attached thereto.

Amended and Restated Right of First Refusal and Co-Sale Agreement made and entered into as of September 8, 2020, by and among the Company, the holders of Company Preferred Shares listed on the schedules A-F attached thereto, and certain Company Shareholders and holders of Company Options listed on the schedule G attached thereto.

Amended and Restated Investor Rights Agreement made and entered into as of September 8, 2020, by and among the holders of Company Preferred Shares listed on the schedule A attached thereto, certain Company Shareholders and holders of Company Options listed on the schedule B attached thereto and the holders of the Series E Preferred.

Registration Rights Agreement made and entered into as of September 8, 2020, by and among the Company and the holders of the Series E Preferred.

[Schedule B to Transaction Support Agreement]